                                                        Exhibit 10
PART ONE
LIFE INSURANCE APPLICATION

                              GENERAL INSTRUCTIONS

-        Please PRINT legibly with black ink.
-        Answer all appropriate questions fully.
-        Please note instructions for each section provided in italicized print.
-        Please complete any necessary supplemental forms.
-        For spouse rider, submit a separate fully completed Part 1 application.
- The Fair Credit Reporting Act/Medical Information Bureau notice and the Description of Information Practices must be detached and given to the Proposed Insured.
- If additional space is needed for special instructions, please attach a separate page.

UNDERWRITING REQUIREMENTS ORDERED:
[ ] Blood Profile    [ ] Paramed Exam*  [ ] ECG            [ ] Inspection Report
[ ] Urine Specimen   [ ] M.D. Exam      [ ] Treadmill ECG  [ ] APS

*Be sure to inform the Paramed vendor of the application state for this sale so they will use the correct Part Two form.

ATTACHED FORMS ARE REQUIRED TO PROCESS THIS CASE:
(Use correct variation of forms for the state in which the application was signed.)

[ ] HIV Consent Form    [ ] Juvenile Supplement  [ ] Family Insurance Supplement
[ ] State-Required Replacement
    Form                       [ ] State-Required Supplement [ ] VUL Supplement
[ ] Life Financial Supplement  [ ] Signed Illustration       [ ] Other


CONTACT PERSON:  Name
                     ----------------------------------------------------------
                 Phone  (       )                    Fax: (        )
                      -----------------------------      ----------------------

AGENT(S) INFORMATION:

Name      Area Code &      Social Security #  or  Producer Code)     Commission
          Telephone No.                           (if applicable         Split*
                                                                               %
-------------------------------------------------------------------------------
                                                                               %
-------------------------------------------------------------------------------
                                                        *only if multiple agents

GENERAL AGENCY'S BRANCH/
PRODUCER CODE (if applicable):
                              -------------------------------------------------

    or BANK OR BROKER/DEALER NAME:
                                   --------------------------------------------

SPECIAL INSTRUCTIONS:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
[ ] Comments continued on attached separate page


                         The Travelers Insurance Company
                     The Travelers Life and Annuity Company
                  One Tower Square, Hartford, Connecticut 06183


L-20111

Agent - Indicate     [ ] The Travelers Insurance    [ ] The Travelers Life and
        Company:         Company                        Annuity Company


PART ONE
LIFE INSURANCE APPLICATION

                     GENERAL INFORMATION - PROPOSED INSURED
   Complete for all policies (please print). Use black ink. Questions must be answered by the Proposed Insured.
     If the Proposed Insured is under age 16, complete Juvenile Supplement.


1.  Full Name (print
    as to
    appear in policy)
                        -------------------------------------------------------
                         First                 Middle                      Last


2.  Social Security No.                          Date of Birth
                        ------------------------               -----------------
    Birthplace
               -----------------------------------
                State Country (if other than U.S.)

    Current Citizen of
                       ---------------------------
                                 Country

     Sex: [ ] M  [ ] F   Marital Status: [ ] S   [ ] M   [ ] D   [ ] W


3.  Residence Address                                          Apt. No.
                       ---------------------------------------         ---------
                              Street and number

    City            State         Zip            Phone Number (    )
         ----------       -------     ----------              ------------------

4. If Proposed Insured has resided at address less than one year, show prior address: Street and Number City

    Street and Number                                    Apt. No.
                       --------------------------------          ---------------

5.  Employer (Name of Firm)
                             ---------------------------------------------------

6.  Business Address
                     -----------------------------------------------------------
    City            State         Zip            Phone Number (     )
          ----------      -------     ----------              ------------------
    Check Calling Preference:[ ] Home  [ ] Business   Best Time to Call
                                                                        --------

7.  Occupation (Position or Title)                    Annual Salary $
                                  -------------------                 ----------
    Other Income $
                   -------------

8.  State all life insurance now in effect on Proposed Insured.
    If "None", so state.

Company/Year of Issue         Face Amount          Amount of ADB         Personal (P) or
                                                                         Business (B) Coverage?

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

Will any life insurance, including annuities, in this or any other company be replaced, discontinued, reduced or changed if insurance now applied for is issued? (If "YES" provide details below, continue in "ADDITIONAL INFORMATION" Section)
             [ ] YES   [ ] NO


Insured
        ------------------------------------------------------------------------
Company
        ------------------------------------------------------------------------
Policy Number
              ------------------------------------------------------------------
Amount $
         -----------------------------------------------------------------------

                         The Travelers Insurance Company
                     The Travelers life and Annuity Company
                  One Tower Square, Hartford, Connecticut 06183


L-20111

                               POLICY INFORMATION

 Also complete the Life Financial Supplement for face amounts of $1,000,000 and over; the Family Insurance Supplement for child coverage, and the Variable Life
                     Supplement for variable life policies.


Coverage Information:
9.  Life Insurance Product
                           ----------------------------------------------------
    Stated Amount $
                    -----------------------------------------------------------

    Duration!Term Period
                           ----------------------------------------------------
    Death Benefit (UL Only):    [  ] Level     [  ]  Increasing


10. Supplemental Benefits/Riders (where applicable and if available):
    Term-only Riders:
           [  ] Annual Benefit Increase
           [  ] Extension of Premium/Rate Guarantee
           [  ] Premium Waiver

       Term, UL and VUL Riders:
           [  ] Accelerated Benefits
           [  ] Accidental Death
           [  ] Child Term       units
                           -----
           [  ]
                ---------------------------

UL- and VUL-only Riders:
           [  ]Annual Renewable Term $
                                       ----------------------------------
           [  ] COLA
           [  ] Estate Protector
           [  ] Insured Term $          ; Reallocate on      Anniversary
                              ----------                -----
           [  ] Monthly Deduction Waiver
           [  ] Policy Split Option                      [  ] Plus Option
           [  ] Scheduled Increase Option      %
                                          -----
           [  ] Specified Amount Payment/Waiver $
                                                  ----------
           [  ] Spousal Term (complete a separate Part 1 on spouse) $
                                                                     ------


11.  A)  Premium Payment Plan (check one box):   [ ] Annual     [ ] Semi-Annual
         [ ] Monthly Pre-Authorized Collection/
             Payor Soc. Sec. No.
                                ----------------------------------
         [ ] Single    [ ] Other

     B)  Check Billing Preference:  [ ]Home     [ ] Business       [ ] Other
         If "Other", list Premium
         Payor and Billing Address:
                                    --------------------------------------------


12.  A)  Quoted Modal Premium $
                               -------------------------------------------------
     B) Classic UL only: Selected Premium $
                                            ------------------------------------

13.  Will this application increase an existing policy?  [ ] YES   [ ] NO

     If "YES", Policy #
                        ----------

     Current Stated Face Amount $
                                  ------------------------------------
     Current Modal Premium $
                             -----------------------------------------
     New Stated Face Amount $
                              ----------------------------------------
     New Modal Premium $
                         ---------------------------------------------

                                  POLICY OWNER

    Applicant is the owner of any contract issued on this application unless otherwise noted below. For Multiple Ownership: Upon owner's death, indicate whether ownership interests pass to:


                [ ] Surviving Owner(s) (Joint Tenants) or

                [ ] Deceased Owner's Estate (Tenants in Common)


14.  Policy Owner's Full Name and Social Security
     or Tax ID Number
                     ----------------------------------------------------------


If succeeding ownership is desired, indicate name, address and relationship to Insured in "ADDITIONAL INFORMATION" section on following page. Succeeding owner will become owner upon original owner's death.

                                   BENEFICIARY

 Payment due to two or more beneficiaries or to the survivor(s) of them will be in equal shares, unless otherwise requested. The right to change a beneficiary is reserved.

15.  Beneficiary Name (specify full name(s) and relationships)

     ---------------------------------------------------------------

     ---------------------------------------------------------------

L-20111

                                 CONSUMER NOTICE

We may provide information about you or your policy or account, including information from this application, for marketing and administrative purposes and share such information with our corporate affiliates. You agree that any such information may be used by us or an affiliate to determine whether you qualify for or to offer other Citigroup, Inc. financial services.

   [ ] If checked, you have indicated that you do not wish to have any such information shared with our affiliate(s).


                             TOBACCO USE DECLARATION

16. My use of tobacco products, including (but not limited to) cigarettes, cigars, pipes or any smoking materials, snuff, or chewing tobacco is as indicated below:
      [ ] I have never used tobacco products of any form.
      [ ] I have not used tobacco products of any form in the
          past      months/      years
               -----       ------
      [ ] D I currently use tobacco.


                            GENERAL RISK INFORMATION
 Please give details to all "YES" answers in the Additional Information section below:


HAS THE PROPOSED INSURED:                                         YES     NO

17.      Been postponed, rated or declined for Life,
         Health, Accident or Sickness Insurance in
         the past 5 years? (If "YES", state reason(s)
         and date(s) of such action.)                             [  ]    [  ]

18.      Flown within 5 years as a pilot, student
         pilot or crew member of any aircraft or as a
         passenger on other than a scheduled airline,
         or expect to make such a flight? (If "YES",
         complete the Aviation Supplement.)                       [  ]    [  ]

19.      Engaged in automobile or motorcycle racing,
         sports parachuting, skydiving, hang gliding,
         skin or scuba diving or any other hazardous
         sport? (If "YES", complete the Avocation
         Supplement.)                                             [  ]    [  ]

20.      A) In the past 5 years, been arrested for or
         convicted of driving while intoxicated or
         driving under the influence? (If "YES", list
         driver's license number and details.)                    [  ]    [  ]

         B) In the past 5 years, been arrested for or
         convicted of any other motor vehicle
         violation? (If "YES", list driver's license
         number and details.)                                     [  ]    [  ]

21.      Do you intend to reside or travel out of the
         United States or Canada? (If "YES", complete
         the Foreign Travel or Residence Supplement.)             [  ]    [  ]



                             ADDITIONAL INFORMATION

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L-20111

                                 MEDICAL HISTORY

1.    Print Proposed insured's name in full
                                            ------------------------------------
2.    Name and address of personal physician:
                                              ----------------------------------
3.    Date and reason last consulted:
                                     -------------------------------------------
4.    What was the diagnosis and treatment:
                                            ------------------------------------
Answer all questions unless Part Two (Medical Exam) is required. For all "YES" responses, provide in the "DETAILS" section the question number names and addresses of doctors, and when and why consulted. Include diagnoses, dates, duration of illness or injury and if recovery was full and complete. Complete Medical Supplement if Proposed Insured has or has had a history of high blood pressure, chest pain, diabetes, seizure, asthma or drug or alcohol abuse.

5. Has the Proposed Insured ever had any indication of, been treated or received medical consultation for: (circle all that apply
      [ ] YES [ ] NO

      Chest Pain                          Elevated Cholesterol                Positive Test for Infection by the AIDS (H IV) virus
      Heart Murmur                        Diabetes                            AIDS/ARC
      Heart Attack                        Emphysema                           Arthritis
      High Blood Pressure                 Pneumonia                           Sexually Transmitted Disease
      Stroke                              Tuberculosis                        Depression
      Paralysis                           Asthma                              Anxiety
      Seizure                             Tumor                               Emotional Disorder
      Deformity/Lameness                  Cancer                              Alcohol/Drug Abuse

6. Has the Proposed Insured ever had any disorder of: (circle all that apply) [ ]YES [ ] NO

      Skin                                Ears                                Kidney
      Neck                                Thyroid                             Genitourinary System
      Back                                Heart                               Immune System
      Spine                               Lungs                               Nervous System
      Bones                               Breasts                             Blood
      Joints                              Gastrointestinal System             Lymph Nodes
      Eyes                                Liver                               Blood Vessels

7. Other than above, within the past 5 years, has Proposed Insured had any illness, injury, surgery, physical exam, consultation, EKG, X-Ray, or other medical test, or been a patient in a hospital or other medical facility?
      [ ] YES [ ] NO

8. Has the Proposed Insured ever used cocaine, marijuana, heroin or any other illicit drug or been advised to restrict the use of alcohol or any other drug?
      [ ] YES [ ] NO

9. Does the Proposed Insured consume alcoholic beverages? (If "YES", list type, amount and frequency of use.)
      [ ] YES [ ] NO

10.   Height:         ft.         in. Weight :        lbs.; weight loss in past
              -------     -------             -------
      12 mos.        lbs.
              -------

11. Has a parent, brother or sister ever had heart disease, stroke, cancer, diabetes, high blood pressure or kidney disease? [ ] YES [ ] NO

12.   FAMILY HISTORY

                                          Age              Condition of Health             Age              Cause of Death
                                       (if living)                                      (at death)
      Father
              ----------------------------------------------------------------------------------------------------------------
      Mother
              ----------------------------------------------------------------------------------------------------------------
      Brothers and Sisters
                            --------------------------------------------------------------------------------------------------


L-20111

               DETAILS OF "YES" ANSWERS AND ADDITIONAL INFORMATION


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                             AUTHORIZATION SECTION

AUTHORIZATION FOR THE RELEASE OF INFORMATION: THE PROPOSED INSURED(S) authorizes The Travelers, its affiliates, its Reinsurers, insurance support organizations, and their representatives to obtain medical and other information in order to evaluate this application for insurance. The Proposed Insured authorizes any physician, medical facility, insurance company, the Medical Information Bureau, Inc., employer, consumer reporting agency, or other organization, institution, or person having information available as to employment, other insurance coverage, medical care, treatment, supplies or advice with respect to the Proposed Insured or his/her spouse and children to furnish such information to The Travelers, its affiliates, its Reinsurers or their authorized representatives.

This authorization will be valid from the date signed for a period of 2-1/2 years. A photographic copy of this authorization is as valid as the original. Information given in this application, including health care information, may be made available without prior authorization to other insurance companies to which an application for life or health insurance coverage is made, or to which a claim is submitted.

The Proposed Insured(s) and Applicant, if different, have read this authorization and understand they have a right to receive a copy. The Proposed Insured(s) acknowledge receipt of the following notices: "Your Privacy and the Fair Credit Reporting Act," "Medical Information Bureau Disclosure Notice", and "Description of Information Practices".

DECLARATION: APPLICANT declares to the best of his/her knowledge and belief that all of the statements and answers in Part One and Part Two, if required, are complete and true. APPLICANT UNDERSTANDS AND AGREES THAT: (a) Part One and Part Two, if required, and any supplements will form the basis for any insurance issued; (b) Except as stated in the attached Temporary Insurance Agreement, no insurance will take effect until: (1) the contract is delivered to the Applicant; and (2) the first premium is paid in full while the health and other conditions relating to insurability remain as described in this application; and
(c) No agent is authorized: (1) to make, alter, or discharge any contract; (2) to waive or change any condition or provision of any contract, application, or receipt and (3) to accept any risk or to pass on insurability. The Proposed Insured will be the Applicant of any contract issued on this application unless otherwise indicated below. The right to privacy is protected as required by law.

NOTICE OF INSURANCE FRAUD: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties. By signing below, I acknowledge that I have read the above information.

Proposed Insured's Name
                        --------------------------------------------------------
Proposed Insured's Signature X
                              --------------------------------------------------
Applicant's Signature
(if other than Proposed Insured)
                                 -----------------------------------------------


Date               Application taken at
     --------------                     ----------------------------------------
                                                City                 State

Witness' Signature                              Date
                   ----------------------------      ---------------------------

Agent's Name
             -------------------------------------------------------------------

Note: If not personally witnessed by the agent, each signature must be witnessed by someone present at the time the application was signed.

                               AGENT'S CERTIFICATE

  TO HELP AVOID PROCESSING DELAYS, ANSWERS TO THE FOLLOWING QUESTIONS MUST BE
                        FURNISHED WITH THE APPLICATION.

1. Are you properly "authorized" to write business for The Travelers Insurance Company or The Travelers Life and Annuity Company in the state where the application was taken? ("Authorized" means that you possess a current insurance license, with authority to solicit insurance products appropriate to this application; and that The Travelers has authorized you to represent The Travelers.)
      [ ] YES [ ] NO


2. Did anyone assist you in taking or securing the application? [ ]YES [ ]NO If "YES", who?
                    ---------------------------------------------------

3.    Who initiated this application?

4. Did you personally ask the questions and have the application signed in your presence?
      [ ] YES [ ] NO

5.    How long have you known the Proposed Insured?
                                                    ----------------------------

6. Has the Proposed Insured applied for insurance elsewhere in the past 6 months? (Give details in #14)
      [ ] YES [ ] NO

7.    a. Will this replace any existing annuity or life insurance?
         [ ] YES [ ] NO

      b. If "YES", have you given the applicant the appropriate forms regarding replacement?
         [ ] YES [ ] NO

      c. If "YES", have you completed and attached to the application all applicable state replacement forms'?
         [ ] YES [ ] NO

      d. Is this an INTERNAL or EXTERNAL replacement? (Circle one)

8. Is this a 1035 exchange? (If "YES", provide original policy and appropriate forms.)
      [ ]YES [ ] NO

9.    Is the Proposed Insured applying for Long Term Care with The Travelers'?
      [ ] YES [ ] NO

10.   a.  Purpose of Insurance:

          [ ]  Personal (check primary reason):
               [ ] Income Protection  [ ] Supplemental Savings
               [ ] Estate Liquidity   [ ] Other
                                               --------------------------------
          [ ] Business:
               [ ] Buy/Sell           [ ] Key Person
               [ ] Executive Bonus    [ ] Mortgage/Loan Coverage

          [ ] Deferred Compensation
          [ ] Other
                    -------------------------------

      b. If "Buy/Sell", is there like coverage in force or applied for on partner(s)?
         [ ] YES [ ] NO

      c. If there is a Buy/Sell Agreement in place, does the owner and beneficiary of this application line up with that of the Buy/Sell Agreement?
         [ ] N/A [ ] YES [ ] NO


11.   If available, is preferred rate being applied for?
      [ ] YES [ ] NO

12.   If preferred rate is not available, is standard rate acceptable?
      [ ] YES [ ] NO

13.   If salary allotment or special plan, give:
      Mass Marketing Case/Company Name:
                                        ----------------------------------------
      Case/Plan Number:                   Accounting Location Number:
                       -------------------                           -----------

14.   Additional Remarks:
                          ------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------


L-20111

                              AGENT REPRESENTATION

By signing below, I confirm that the agent representations set forth in the Travelers Life Insurance Application to which this AGENT REPRESENTATION is attached are true and accurate. Without limiting the foregoing, I expressly verify the accuracy of all the information contained in the "AGENT'S CERTIFICATE" section of this Travelers Life Insurance Application.

I further represent that the Proposed Insured(s) (and the Applicant, if different), has signed the portions of the application where required, and, to the best of my knowledge, has read and understands this application.

  [ ]  I did
                  personally witness the signatures
                                                       ----------------------
  [ ]  I did not                                       Date


Note: If not personally witnessed by the agent,
                                                       ----------------------
each signature must be witnessed by someone            Licensed Agent
present at the time the application was signed.
                                                       ----------------------
                                                       Licensed Agent #2
                                                       (If applicable)


                                      NOTES

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L-20111

                            PRE-AUTHORIZED COLLECTION

PLEASE ATTACH A VOIDED CHECK AND FIRST TWO MONTH'S PREMIUM. (We will NOT accept a deposit ticket in place of a voided check.)
   Make sure your address and the bank address appear correctly on the check.


Name:                                       Phone Number:   (   )
      --------------------------------------              ----------------------
Policy Number(s):
                  --------------------------------------------------------------

I hereby authorize you, the bank, to charge my account in order to cover monthly premium payments for my policy(ies) with The Travelers Insurance Company or The Travelers Life and Annuity Company. I understand and agree that the bank will not be liable for any payment that may not be honored, intentionally or inadvertently, even if such dishonor results in forfeiture of insurance.

This authority is to remain in effect until my further written notice. My signature below is exactly as I sign my personal checks.

Bank Name:                                                                             Please select date of monthly withdrawal
           ---------------------------------------------------------------------
                                                                                             (any date from 1 to 28)
Bank Address:
              ------------------------------------------------------------------

Checking Account Number:
                         -------------------------------------------------------


SIGNATURE OF DEPOSITOR:                                                                DATE SIGNED:           /            /
                        --------------------------------------------------------                    -------------------------------


                TEMPORARY INSURANCE AGREEMENT -- ACKNOWLEDGEMENT
IMPORTANT THE TEMPORARY INSURANCE AGREEMENT ATTACHED BELOW PROVIDES A LIMITED AMOUNT OF INSURANCE PROTECTION FOR A LIMITED PERIOD OF TIME, SUBJECT TO THE TERMS OF THE AGREEMENT The Health Questions must be completed for the Proposed Insured(s) to be eligible for Life Insurance protection under the terms of the Agreement.


                TEMPORARY INSURANCE AGREEMENT - HEALTH QUESTIONS
IF EITHER OF THE QUESTIONS BELOW IS ANSWERED "YES" OR LEFT BLANK, no agent is authorized to accept money and no insurance coverage will take effect under this Agreement. No agent is authorized to accept money on a Proposed Insured over age 65 (age last birthday) as of the date of this Agreement, nor will any coverage take effect.

Has any person to be insured:

1. Within the past 90 days, been admitted or advised to be admitted to a hospital or other medical facility, or had surgery performed or recommended?
      [ ] YES [ ] NO

2. Within the past 2 years, been treated for heart trouble, chest pain, stroke, cancer or AIDS, or had such treatment recommended by a physician or other medical practitioner(7)
      [ ] YES [ ] NO

I (We) hereby acknowledge possession of the Temporary Insurance Agreement bearing the same date and serial number as my (our) application. I (We) certify that I (We) have read the Temporary Insurance Agreement, and understand and acknowledge the terms of such Agreement. I (We) declare that the answers to the Health Questions are true to the best of my (our) knowledge and belief.

An Advance Payment in the amount of $__________________________________________
has been made in connection with the application.

Signed at _____________________________________this ____________________
                   City                   State

day of _______________, _________
          Month        Year


--------------------------------------------------------------
Applicant (if other than Proposed Insured)

X
--------------------------------------------------------------
Signature of Proposed Insured (parent/guardian if a minor)
Signature of Additional Proposed Insured

L-20111

TO: The Bank named on the reverse side:

In consideration of your compliance with the request and authorization of the depositor named on the reverse side, The Travelers Insurance Company or The Travelers Life and Annuity Company agrees that:

1. It will indemnify and hold you harmless from all liability or loss you may suffer arising out of payment by you pursuant to said authorization of any debit entry, whether or not genuine, purporting to be initiated by The Travelers Insurance Company or The Travelers Life and Annuity Company on the account of any of your depositors, or arising out of the dishonor by you whether with or without cause, intentionally or inadvertently, or any such debit entry purporting to be initiated by The Travelers Insurance Company or The Travelers Life and Annuity Company.

2. It will refund to you any amount erroneously paid by you on any such debit entry if claim for the amount of such erroneous payment is made by you within 3 months from the date of the debit entry on which such erroneous payment was made.

3. It will defend at its own cost and expense any action which might be brought by any depositor or any other person(s) of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in the foregoing plan.

THE TRAVELERS INSURANCE COMPANY
THE TRAVELERS LIFE AND ANNUITY COMPANY
                                                              Director

Authorized in resolutions adopted by the Investment Committee of The Travelers Insurance Company and The Travelers Life and Annuity Company.

                          TEMPORARY INSURANCE AGREEMENT

IMPORTANT: THIS AGREEMENT PROVIDES A LIMITED AMOUNT OF INSURANCE PROTECTION FOR A LIMITED PERIOD OF TIME,SUBJECT TO THE TERMS OF THIS AGREEMENT. No agent is authorized to change or waive any of the terms of this Agreement. All premium checks must be made payable to The Travelers. Do not make checks payable to the agent or leave the payee blank. The payment received must be at least equal to one modal premium or 10% of the annual premium. Received from ____________________________a premium of $ _____________________in connection with this application for life insurance, which bears the same date and serial number as this receipt, in which ___________________________________ is named as the Proposed Insured(s).


                              TERMS AND CONDITIONS

AMOUNT OF COVERAGE: Subject to the limitations contained in this Agreement, if money has been accepted by The Travelers as advance payment for the above referenced Application for Life Insurance, and a Proposed Insured dies while this temporary insurance is in effect, The Travelers will pay to the beneficiary named in such application the lesser of: (a) the amount of all death benefits, if applicable, or (b) $500,000. In no event shall the total benefit payable under this Agreement and under any other Temporary Insurance Agreement with The Travelers or its subsidiaries exceed $500,000 with respect to ALL Proposed Insured(s).

DATE COVERAGE BEGINS: Temporary life insurance under this Agreement will begin on the date that all of the following requirements have been met: 1. The date this Agreement has been completed; and 2. Part One and Part Two, if required, of the application for insurance has been fully completed; and 3. All medical examinations or tests are completed if required by the Company's underwriting rules for the Proposed Insured(s) age, plan or amount of insurance; and 4. The initial premium has been paid and received by The Travelers' New Business processing center.

DATE COVERAGE ENDS: Temporary life insurance under this Agreement will end on the earliest of the following dates:

1.    60 days from the date of this Agreement; or
2.    The date insurance begins under the policy applied for; or
3.    The date a policy, other than applied for, is offered to the applicant; or
4. The date the Company mails notice to the applicant that the application is declined, or the applicant is otherwise informed by a representative of the Company that the application is declined; or
5.    The date the applicant requests withdrawal of the application.

CREDIT OR REFUND OF PREMIUM: Any payment submitted to and accepted by The Travelers will be:

1. Credited toward the first premium as of the policy date if a policy is issued as applied for;
2. Credited toward the first premium as of the policy date if a policy is issued other than as applied for and is accepted by the applicant;
3. Refunded if The Travelers declines to issue a policy or the applicant declines to accept a policy as issued or issued other than as applied for; or
4.    Refunded by The Travelers at the request of the applicant.



                DETACH THIS PAGE AND LEAVE WITH APPLICANT ONLY IF
          PAYMENT IS MADE WHEN THE APPLICATION IS DATED AND SIGNED AND PROPOSED INSURED(S) HAS SIGNED THE ACKNOWLEDGEMENT ON THE FOLLOWING PAGE.

L-20111

                               SPECIAL LIMITATIONS

1. In the case of the death of a Proposed Insured by suicide, while this agreement is in effect, The Travelers' liability shall be limited to the return of the total premium paid under the application.
2. In no event will a death benefit be paid under both the Agreement and the policy applied for in the application.
3. Fraud or misrepresentations in the application or in the Health Questions of this Agreement invalidate this Agreement, and The Travelers' liability is to refund any premium.
4. There is no coverage under this Agreement if the check or draft submitted with the application is not honored by the bank.
5. No one is authorized to accept money on a Proposed Insured over age 65 (age last birthday) on the date of this Agreement, nor will any coverage take effect.

Acknowledgement:
I understand and agree to all of the terms of this Temporary Insurance
Agreement.


Signed at                                             this
          -------------------------------------------      --------------------
                City             State

day of                               ,
       -----------------------------   ----------------------------
                      Month                                   Year



-------------------------------------------------------------------------------
Applicant (if other than Proposed Insured)

X
-------------------------------------------------------------------------------
Signature of Proposed Insured
(parent/guardian if a minor)

Signature of Agent
                   ------------------------------------------------------------

Signature of Additional Proposed Insured
                                         --------------------------------------


Notice: The Proposed Insured(s) should retain a copy of this Agreement to ensure coverage thereunder.



L-20111

                 YOUR PRIVACY AND THE FAIR CREDIT REPORTING ACT


   This notice must be detached and given to the Proposed Insured before the application is completed.

Part of our underwriting may include an investigative report with information obtained in interviews with you, your neighbors, friends or other acquaintances as to your character, reputation, personal characteristics and mode of living. If an investigation is made, we will handle it in the strictest confidence.

Your application, with the medical history and other information you furnish, and the investigative consumer report if made, are the initial basis of our underwriting evaluation. Your agent supplies information about you that serves underwriting as well as marketing research purposes. The Fair Credit Reporting Act requires that no investigative report be made on any consumer unless:

1. the person to be reported on has been given written notice that such a report may be or has been requested, and

2. that person is informed that he/she has the right to ask for disclosure of the type of information being sought.

If you wish information on the nature and scope of the Consumer Report which may be requested, or other investigative report which may be made, write to:

      The Travelers, Life and Health Services, One Tower Square, Hartford, Connecticut 06183.




                  MEDICAL INFORMATION BUREAU DISCLOSURE NOTICE

Any health care information developed is necessary to classify insurance risks, conduct normal administrative procedures and process claims, and will be used for those purposes only by The Travelers and its affiliates. No other use of this information will be made without first obtaining your written consent.

This information will be treated as confidential except that The Travelers or its Reinsurer(s) may make a brief report to the Medical Information Bureau, Inc., a non-profit membership corporation of life insurance companies which operates an information exchange on behalf of its members. Upon request by another member insurance company to which you have applied for life or health insurance coverage or to which a claim is submitted, the Bureau will supply such company with the information it may have in its files.

Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the federal Fair Credit Reporting Act. The address of the Bureau's information office is Post Office Box 105, Essex Station, Boston, Massachusetts 02112, Telephone (617) 426-3660.

The Travelers or its Reinsurer(s) may release information given in your application file, including health care information, to other life insurance companies to which you apply for life or health insurance, or to which a claim is submitted.




                    DETACH THIS PAGE AND LEAVE WITH APPLICANT


L-20111

                      DESCRIPTION OF INFORMATION PRACTICES

This description of Information Practices is being provided in accordance with the requirements of the Insurance Information and Privacy Protection Law.


                    NOTICE OF INSURANCE INFORMATION PRACTICES

          We must collect a certain amount of necessary and helpful personal information in order to properly underwrite and administer your insurance coverage. The amount and type of information collected may vary depending on the amount and type of insurance for which you have applied. Our Information Practices provide:

            1. Personal information may be collected from sources other than yourself;

            2. Such personal information as well as other personal or privileged information subsequently collected by us or our agent, may, in certain circumstances, be disclosed to third parties without your authorization;

            3.    You may access and correct all personal information collected;
                  and

            4. Upon request, we will provide you with additional information, including:
                  a.  The types of personal information collected;
                  b.  The methods employed to collect personal information;
                  c. The instances when we may disclose personal information without your authorization; and
                  d. Your rights to access, correct, amend and delete recorded personal information.

      If you need additional information, please write to us at this address:

        The Travelers Insurance Company
        The Travelers Life and Annuity Company
        Life and Health Services
        One Tower Square
        Hartford, CT 06183




L-20111

Variable Life Supplement

This supplement accompanies an application for a Variable Life Insurance Policy to be issued by The Travelers Insurance Company. All questions must be answered completely, and the application and supplement must be signed in order for the Company to process the application.

Proposed Insured                                              Proposed Insured #2 (if applicable)
                 -----------------------------------                                              --------------------------

Social Security No.                                           Social Security No.
                    --------------------------------                              ------------------------------------------


FUND SELECTION
Select at least one investment option and indicate premium allocation percentage. Allocations must be in whole percentages and must equal 100%.

           FUND NAME                                                         TYPE                                 ALLOCATION
[ ] Alliance Growth Portfolio                                               Large Cap Blend                                 %
                                                                                                                  ----------
[ ] Alliance Premier Growth Portfolio - Class B*                            Large Cap Growth                                %
                                                                                                                  ----------
[ ] AIM Capital Appreciation Portfolio                                      Mid Cap Growth                                  %
                                                                                                                  ----------
[ ] Ayco Large Cap Growth Fund 1*                                           Large Cap Growth                                %
                                                                                                                  ----------
[ ] American Global Growth Fund - Class 2*                                  Global Stock                                    %
                                                                                                                  ----------
[ ] American Growth Fund -Class 2*                                          Large Cap Blend                                 %
                                                                                                                  ----------
[ ] American Growth - Income Fund - Class 2*                                Large Cap Blend                                 %
                                                                                                                  ---------- -
[ ] Deutsche VIT EAFE(R) Equity Index Fund                                  International Index                             %
                                                                                                                  ----------
[ ] Deutsche VIT Small Cap Index Fund                                       Russell 2000 Index                              %
                                                                                                                  ----------
[ ] Dreyfus VIF Small Cap Portfolio*                                        Small Cap Blend                                 %
                                                                                                                  ----------
[ ] Large Cap Portfolio (Fidelity)*                                         Large Cap Growth                                %
                                                                                                                  ----------
[ ] Equity Income Portfolio (Fidelity)*                                     Large Cap Value                                 %
                                                                                                                  ----------
[ ] Fidelity VIP II Contrafund(R) Portfolio - Service Class*                Large Cap Growth                                %
                                                                                                                  ----------
[ ] Franklin Small Cap Fund -Class 2*                                       Small Cap Growth                                %
                                                                                                                  ---------- -
[ ] Capital Appreciation Fund (Janus)                                       Large Cap Growth                                %
                                                                                                                  ---------- -
[ ] Janus Aspen Series Aggressive Growth Portfolio - Service Shares         Mid Cap Growth                                  %
                                                                                                                  ----------
[ ] Janus Aspen Series Global Technology Portfolio - Service Shares         Equity Specialty                                %
                                                                                                                  ----------
[ ] Janus Aspen Series Worldwide Growth Portfolio - Service Shares          Global Equity                                   %
                                                                                                                  ----------
[ ] MFS Total Return Portfolio                                              Balanced                                        %
                                                                                                                  ----------
[ ] MFS Mid Cap Growth Portfolio*                                           Mid Cap Growth                                  %
                                                                                                                  ----------
[ ] Putnam Diversified Income Portfolio                                     Strategic Bond                                  %
                                                                                                                  ----------
[ ] Putnam VT International Growth Fund - Class 1 B*                        International                                   %
                                                                                                                  ----------
[ ] Putnam VT Voyager II Fund - Class 1 B*                                  Mid Cap Growth                                  %
                                                                                                                  ----------
[ ] Smith Barney High Income Portfolio                                      High Yield Bond                                 %
                                                                                                                  ----------
[ ] Smith Barney Large Cap Value Portfolio                                  Large Cap Value                                  %
                                                                                                                  ----------
[ ] Smith Barney Large Cap Growth Portfolio                                 Large Cap Growth                                %
                                                                                                                  ----------
[ ] Smith Barney Fundamental Value Portfolio                                Mid Cap Value                                   %
                                                                                                                  ----------
[ ] Smith Barney Equity Index Portfolio. Class I                            S & P 500 Index                                 %
                                                                                                                  ----------
[ ] Smith Barney International All Cap Growth Portfolio*                    International                                   %
                                                                                                                  ----------
[ ] Smith Barney Aggressive Growth Portfolio*                               Mid Cap Growth                                  %
                                                                                                                  ----------
[ ] PIMCO Total Return Bond Portfolio*                                      Long Term Bond                                  %
                                                                                                                  ----------
[ ] Travelers Managed Assets Trust                                          Balanced                                        %
                                                                                                                  ----------
[ ] Travelers U.S. Government Securities Portfolio                          Long Term Government Bond                       %
                                                                                                                  ----------
[ ] Travelers Money Market Portfolio                                        Money Market                                    %
                                                                                                                  ----------
[ ] Travelers Convertible Bond Portfolio*                                   Convertible Bond                                %
                                                                                                                  ----------
[ ] Van Kampen Emerging Growth Portfolio*                                   Mid Cap Growth                                  %
                                                                                                                  ----------
[ ] Warburg Pincus Emerging Markets Portfolio*                              Diversified Emerging Markets                    %
                                                                                                                  ----------

[ ] Utilities Portfolio (VSL only)                                          Balanced Specialty                              %
                                                                                                                  ----------

*Not available with VSL.



L-15609     The Travelers Insurance Company
            One Tower Square, Hartford, CT 06183

                                                          (CONTINUED ON REVERSE)
                                                     TVLDB, TVLAC, VSL Rev. 5-01

SUITABILITY

A. Have you. the Applicant(s), received the prospectus(es) relating to the policy applied for?
      [ ] YES [ ] NO

      Date of prospectus(es)                       Form #
                             --------------------         ----------------------
      Date of any prospectus supplement(s)
                                           ----------

B. Do you understand that the cash value and death benefit of the policy applied for may increase or decrease, depending on the investment experience of the investment options which you have selected?
      [ ] YES [ ] NO

C. Is the policy applied for in accordance with your insurance objectives and anticipated financial needs?
      [ ] YES [ ] NO

THE DEATH BENEFIT AND/OR CASH VALUE OF THE POLICY APPLIED FOR ARE VARIABLE, ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT, AND MAY INCREASE OR DECREASE DEPENDING ON THE INVESTMENT EXPERIENCE OF THE INVESTMENT OPTIONS.
Applicant declares to the best of his/her knowledge and belief that all statements and answers in this application are complete and true, and understands that this supplement in addition to all other sections of the application will form the basis for any insurance issued. Except as stated in the Temporary Insurance Agreement/Advance Payment Receipt corresponding to this application, the Company will apply the first net premium payment to the credit of the basic policy as of the valuation date on or next following the Policy Date.

ELECTRONIC CORRESPONDENCE AUTHORIZATION:

I authorize the Company to send me any future correspondence and communications via e-mail.
[ ] YES [ ] NO

If yes, please indicate e-mail address:

TELEPHONE AND INTERNET TRANSFER AUTHORIZATION:
I authorize The Travelers Insurance Company to accept and to act upon telephone and internet instructions from me, my Registered Representative, and the person(s) named below. I acknowledge, understand and agree that the Company or any person acting on its behalf shall not be subject to claim, loss, liability cost, or expense if the Company or person acting on its behalf has acted in good faith upon telephone or internet instructions which I have authorized. Additional Authorized Person(s):

Name                                                              Name
      --------------------------------------------------------         -----------------------------------------------------------

Relationship                                                      Relationship
             -------------------------------------------------                ----------------------------------------------------

Social Security #                                                 Social Security #
                  --------------------------------------------                      ----------------------------------------------

[ ] Check here if you DO NOT wish to authorize telephone and internet transfer instructions.

[ ] Check here if you DO NOT wish to authorize your registered representative to make telephone and internet transfers for you.


--------------------------------------------------------------------------------
PROPOSED INSURED (SIGNATURE IN FULL)

--------------------------------------------------------------------------------
PROPOSED INSURED #2, IF APPLICABLE (SIGNATURE IN FULL)

--------------------------------------------------------------------------------
SIGNATURE OF APPLICANT (IF OTHER THAN PROPOSED INSURED)

--------------------------------------------------------------------------------
SIGNATURE OF REGISTERED REPRESENTATIVE


--------------------------------------------------------------------------------
SIGNATURE OF PRINCIPAL (IF OTHER THAN REGISTERED REPRESENTATIVE)


REGISTERED REPRESENTATIVE USE ONLY
Select One (if applicable):    A [  ]     B [  ]    C [  ]

Representative's Name                                                 Phone
                      --------------------------------------------          ---------------------------------------
Representative's Signature                                            Fax
                           ---------------------------------------         ----------------------------------------
E-Mail Address                                                        Date
               ---------------------------------------------------         ----------------------------------------


L-15609      The Travelers Insurance Company        TVLDB, TVLAC, VSL Rev. 5-01
             One Tower Square, Hartford. CT 06183